Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Basis of preparation
a.	Basis of preparation

The accompanying consolidated financial statements have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IASB”).

The Group’s financial information is prepared on a consolidated basis, for which the consolidation policies are described below.

Subsidiaries are all entities over which the Group has control. The Group controls an entity where the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

Inter-company transactions, balances and unrealized gains on transactions between the Company and its subsidiaries are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

Basis of accounting
b.	Basis of accounting

The consolidated financial statements, except for the consolidated statements of cash flows, are prepared on the accrual basis. The measurement basis used is historical cost, except for certain accounts which are measured using the basis mentioned in the relevant notes herein.

The consolidated statements of cash flows are prepared using the indirect method and present the changes in cash from operating, investing, and financing activities.

The consolidated financial statements provide comparative information in respect of the previous period.

Business combinations
c.	Business combinations

Business combinations are accounted for under IFRS 3 using the acquisition method as of the acquisition date, which is the date on which the Group obtains control of the acquiree. Under the acquisition method, the Group allocates the excess of the consideration transferred over the fair value of identifiable net assets acquired to goodwill. A bargain purchase gain will be recognized under the circumstance where the consideration transferred is less than the identified net assets acquired. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition date fair values of assets transferred by the Group, liabilities incurred by the Group to the former owners of the acquiree and the equity interest issued by the Group in exchange for control of the acquiree. Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value, with changes in fair value recognized in other net gains / (losses). Acquisition-related costs are recognized in profit or loss as incurred. Identifiable assets acquired and liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date.

Foreign currency translation
d.	Foreign currency translation

Functional and presentation currency

Items included in the consolidated financial statements of each of the Group’s subsidiaries are measured using the currency of the primary economic environment in which the subsidiary operates (the “functional currency”). The Group presents its consolidated financial statements in United States Dollars (“USD”, “US$”, or “$”).

Transactions and balances

Foreign currency transactions during the year are translated at the foreign exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated at the foreign exchange rates ruling at the end of the reporting period. Exchange gains and losses are recognized in profit or loss.

Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the foreign exchange rates ruling at the transaction dates. The transaction date is the date on which the Group initially recognizes such non-monetary assets or liabilities.

Foreign currency translation

The results and financial position of foreign operations that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

●	assets and liabilities for each consolidated statement of financial position presented are translated at the closing rate at the date of that balance sheet,
●	income and expenses for each consolidated statement of operations and comprehensive income / (loss) are translated at average exchange rates, and
●	all resulting exchange differences are recognized in reserves.

Use of estimates and judgments
e.	Use of estimates and judgments

The preparation of financial statements in conformity with IFRS Accounting Standards requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Judgments made by management in the application of IFRS Accounting Standards that have significant effects on the financial statements and major sources of estimation uncertainty are discussed in Note 3.

Related parties
f.	Related parties

A party is considered to be related to the Group if:

(a)	the party is a person or a close member of that person’s family and that person
i)	has control or joint control over the Group;
ii)	has significant influence over the Group; or
iii)	is a member of the key management personnel of the Group or a parent of the Group;
(b)	the party is an entity where any of the following conditions applies:
i)	the entity and the Group are members of the same Group;
ii)	one entity is an associate or joint venture of the other entity (or of a parent, subsidiary or fellow subsidiary of the other entity);
iii)	the entity and the Group are joint ventures of the same third party;
iv)	one entity is a joint venture of a third entity and the other entity is an associate of the third entity;
v)	the entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group;
vi)	the entity is controlled or jointly controlled by a person identified in (a);
vii)	a person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity); or
viii)	the entity, or any member of the Group of which it is a part, provides key management personnel services to the Group or the parent of the Group.

Close members of the family of a person are those family members who may be expected to influence, or be influenced by, that person in their dealings with the entity.

Transactions involving related parties cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions unless such representations can be substantiated.

Cash, cash equivalents and restricted cash
g.	Cash, cash equivalents and restricted cash

Cash and cash equivalents comprise cash in banks and short-term, highly liquid investments that are readily convertible into known amounts of cash which are subject to an insignificant risk of changes in value and are within three months of maturity at acquisition. Cash and cash equivalents are assessed for expected credit losses. See further discussion regarding expected credit loss in Note 2(x).

The Group is required to hold a defined amount of cash as security under the terms of standby letters of credits arrangement, certain cash balances are pledged as security for other contractual obligations and bank guarantees. See further discussion in Note 6.

Trade receivables
h.	Trade receivables

Trade receivables are recognized when the Group has an unconditional right to receive consideration. A right to receive consideration is unconditional if only the passage of time is required before payment of that consideration is due. Trade receivables are stated at amortized cost, less a loss allowance based on lifetime expected credit losses at each reporting date, except for balances settled in cryptocurrencies, which are subsequently measured at fair value, see Note 2(i). See further discussion regarding expected credit loss in Note 2(x).

Cryptocurrencies
i.	Cryptocurrencies

Cryptocurrencies include USD Coin (“USDC”) and cryptocurrencies other than USDC held in the Group’s cryptocurrency wallets. The Group classifies the cryptocurrencies as current assets based on the intention to actively utilize or convert them within the normal operating cycle.

USDC

USDC is accounted for as a financial instrument as one USDC can be redeemed for one U.S. dollar on demand from the issuer. USDC, classified as a debt investment, is measured at fair value through profit or loss.

Cryptocurrencies other than USDC

Cryptocurrencies other than USDC are, by their nature, identifiable non-monetary assets that lack physical substance. Future economic benefits attributable to these cryptocurrencies are expected to flow to the Group because these cryptocurrencies can be exchanged for fiat currencies. Furthermore, the cost of the Group’s cryptocurrencies other than USDC can be measured using the quoted price of such cryptocurrencies at the time the fair value is being measured, which the Group considers to be predominantly a Level 1 fair value input under IFRS 13 Fair Value Measurement fair value hierarchy.

The Group accounts for the cryptocurrencies other than USDC as intangible assets with indefinite useful lives in its consolidated statements of financial position because, at the time of assessment, there is no foreseeable limit to the period over which such assets are expected to generate cash flows.

The Group further adopts the cost model to account for cryptocurrencies other than USDC and reviews their useful life and impairment at each reporting date in accordance with IAS 38 Intangible Assets. The Group accounts for cryptocurrencies other than USDC at cost. If circumstances indicate that the carrying amount of cryptocurrencies other than USDC may not be recoverable, the assets may be considered impaired, and an impairment loss may be recognized in accordance with the accounting policy for impairment of cryptocurrencies other than USDC as described in Note 2(x).

Gains or losses arising from the disposal of cryptocurrencies other than USDC are determined as the difference between the net disposal proceeds and the carrying amount of the assets. The Group recognizes realized gains or losses on the date of the disposal using the first-in-first-out method of accounting.

Receivables and payables settled in cryptocurrencies

Receivables and payables settled in cryptocurrencies (including cryptocurrencies – receivables) are measured at the fair value of the underlying cryptocurrencies based on their respective quoted prices initially and subsequently on the measurement date. The change in fair value of the underlying cryptocurrencies, are recognized in other operating income / (expenses) on the consolidated statements of operations and comprehensive income / (loss). Receivable settled in cryptocurrencies is further adjusted for expected credit losses. See further discussion regarding expected credit loss from receivables settled in cryptocurrencies in Note 2(x).

The Group presents the revenue recognized on the acceptance of cryptocurrencies, which is a non-cash item, as an adjustment to remove the non-cash item for the cash flows from operating activities and the disposals of cryptocurrencies received in revenue arrangements are presented as cash flows from investing activities in the consolidated statements of cash flows.

Prepaid expenses and other assets
j.	Prepaid expenses and other assets

Prepaid expenses and other assets primarily consist of prepayments for manufacturing and operational activities, including inventory procurement and utility fees, and for property, plant and equipment and intangible assets acquisitions, together with deposits paid to various service providers such as lessors and electricity vendors, and certain non-financial assets. Prepaid expenses are recognized as assets when payments are made in advance of receiving the related goods or services and are expensed over the periods in which the related benefits are consumed, either on a straight-line basis or at a point in time upon receipt of the underlying goods or services.

Inventories
k.	Inventories

Inventories, consisting of raw materials, work-in-progress and finished goods, which are stated at the lower of cost and net realizable value. Cost is calculated using the standard cost method, approximating actual cost, and comprises all costs of purchase, costs of conversion, and other costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

At each reporting date, inventories are reviewed for obsolescence, damage, or slow-moving stock. A write-down is recorded as the cost of revenue if the carrying amount exceeds the estimated net realizable value. The amount of any reversal of any write-down of inventories is recognized as a reduction in the amount of cost of revenue recognized in the period in which the reversal occurs.

Intangible assets
l.	Intangible assets

Intangible assets acquired by the Group are stated at cost less accumulated amortization (where the estimated useful life is finite) and impairment losses. The intangible assets acquired as part of a business combination transaction are recognized at their fair value at the acquisition date.

Amortization of intangible assets with finite useful lives is charged to profit or loss on a straight-line basis over the assets’ estimated useful life, which is the period over which an asset is expected to be available for use. The estimates and associated assumptions of useful life determined by the Group are based on technical or commercial obsolescence, legal or contractual limits on the use of the asset, and other relevant factors. The intangible assets with finite useful lives are amortized from the date they are available for use.

Intangible assets are not amortized while their useful lives are assessed to be indefinite. Any conclusion that the useful life of an intangible asset is indefinite is reviewed annually to determine whether events and circumstances continue to support the indefinite useful life assessment for that asset. If they do not, the change in the useful life assessment from indefinite to finite is accounted for prospectively from the date of change and in accordance with the policy for amortization of intangible assets with finite lives.

The estimated useful lives are as follows:

- Software	3 -10 years
- Patents, trademarks, royalties and other rights	3 - 5 years
- Technologies	3 years
- Rights to electrical capacity	Lease term of the datacenter or the access rights period

Both the period and method of amortization are reviewed annually.

Goodwill
m.	Goodwill

Goodwill arising from business combination is not amortized but tested for impairment annually, or more frequently if events or changes in circumstances indicate that it might be impaired and is carried at cost less accumulated impairment losses.

Goodwill is allocated to each of the Cash-generating units (“CGUs”), or groups of CGUs, that are expected to benefit from the synergies of the business combination, using a relative value method. The units or groups of units are identified at the lowest level at which goodwill is monitored for internal management purposes.

An impairment loss is recognized to the extent that the carrying value of goodwill exceeds the recoverable amount, which is the higher of fair value less costs of disposal and value in use. The impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit pro-rata on the basis of the carrying amount of each asset in a CGU. An impairment loss recognized for goodwill is not reversed in a subsequent period.

Property, plant and equipment
n.	Property, plant and equipment

Property, plant and equipment are measured at cost, less accumulated depreciation and impairment losses, if any.

Property, plant and equipment are recorded at purchase cost. Direct labor and other directly attributable costs incurred to construct new assets and upgrade existing assets are capitalized. Repairs and maintenance expenditures are recognized in the consolidated statements of operations and comprehensive income / (loss) as incurred. Significant renewals and betterments are capitalized.

Property, plant and equipment are depreciated using the straight-line method based on the estimated useful lives of the assets as follows:

- Buildings	15 - 20 years
- Land	Unlimited
- Machinery	3 – 15 years
- Electronic equipment	3 – 15 years
- Leasehold improvements and property improvements	3 – 15 years
- Containerized solution	8 years
- Graphics Processing Unit (“GPU”) equipment	4 years

Land acquired by the Group has an unlimited useful life and therefore is not depreciated.

The depreciation method, useful life and residual value of an asset are reviewed at least at each financial year-end and adjusted, if appropriate.

When assets are retired or otherwise disposed of, their cost and the related accumulated depreciation are derecognized from the consolidated statements of financial position and the resulting gains or losses on the disposal or sale of the assets are recognized in the consolidated statements of operations and comprehensive income / (loss).

An asset under construction is stated at cost until the construction is completed, at which time it is reclassified to the property, plant and equipment account to which it relates. During the construction period until the asset is ready for its intended use or sale, borrowing costs, which include interest expense and foreign currency exchange differences arising from foreign currency borrowings to the extent that they are regarded as an adjustment to interest expense, are capitalized in proportion to the average amount of accumulated expenditures during the period. Capitalization of borrowing costs ceases when the construction is completed, and the asset is ready for its intended use or sale.

Investment properties
o.	Investment properties

Investment properties are properties owned or leased to earn rental income or for capital appreciation. Investment properties include right-of-use assets relating to properties that meet the definition of investment properties.

Investment properties other than the ones acquired through leases are measured, under the cost model, initially at cost, including transaction costs and subsequently at cost less accumulated depreciation and impairment loss.

Investment properties acquired through leases are initially measured at cost, which comprises the initial measurement of lease liabilities adjusted for lease payments made on or before the commencement date, plus initial direct costs incurred and an estimate of costs needed to restore the underlying assets, less any lease incentives received. These investment properties are subsequently measured at cost less accumulated depreciation and accumulated impairment loss and adjusted for any remeasurement of the lease liabilities.

Depreciation begins when the investment property is available for use and is calculated using a straight-line method to allocate the depreciable amounts over the estimated useful lives as follows:

- Buildings	15 years
- Leasehold land	15 years
- Machinery, fixtures as part of the buildings	3 – 10 years

The residual values, useful lives and depreciation method of investment properties are reviewed at least at each financial year-end and adjusted, if appropriate.

An investment property is derecognized when either it has been disposed of or when the investment property is permanently withdrawn from use and no future economic benefit is expected from its disposal. Any gains or losses on the disposal or retirement of an investment property are recognized in the consolidated statement of operations and comprehensive income / (loss) in the year of disposal or retirement. A transfer to, or from, an investment property is made when, and only when, there is evidence of a change in use.

Mining rigs
p.	Mining rigs

Mining rigs refer to the electronic equipment designed for the sole purpose of completing complex mathematical functions to verify transactions on the blockchain. Mining rigs are stated at cost less accumulated depreciation and impairment losses, if any. Depreciation is recorded on a straight-line basis over the estimated useful lives. The Group estimates the useful lives primarily based on the historical measures of (i) the period when each mining rigs is able to deliver expected performance and (ii) the frequency of technological advancement, which leads to a new generation of mining rigs. The Group also estimates the residual value of the mining rigs at the expected time of disposal, taking into consideration factors such as make and model. The depreciation method, useful life and residual value of the mining rigs are reviewed at least at each financial year-end and adjusted, if appropriate, to ensure that the method and rates of depreciation are consistent with the expected pattern of realization of economic benefits from mining rigs. Effective from July 2025, substantially all mining rigs were estimated to have a useful life of two to three years. Prior to July 2025, the estimated useful lives were consistent with those applied in the years ended December 31, 2024 and 2023, whereby mining rigs had useful lives ranging from two to five years.

The net carrying values of the associated mining rigs were reclassified as inventories when the Group identified such mining rigs for sale and were recognized as cost of revenue on the consolidated statements of operations and comprehensive income / (loss) upon the sale. See Note 2(t).

When mining rigs are retired, their costs and the related accumulated depreciation are derecognized from the consolidated statements of financial position and the resulting gains or losses on the disposal of the assets are recognized in the consolidated statements of operations and comprehensive income / (loss).

Leases
q.	Leases

As a lessee

The Group accounts for leases under IFRS 16 Leases. At the inception of a contract, the Group assesses whether the contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

At inception or on a reassessment of a contract that contains a lease component, the Group allocates the consideration in the contract to each lease and non-lease component on the basis of their relative stand-alone prices.

At the lease commencement date, the Group recognizes a right-of-use asset and a lease liability, except for short-term leases that have a lease term of 12 months or less and leases of low-value assets which, for the Group, are primarily vehicles. When the Group enters into a lease in respect of a low-value asset, the Group decides whether to capitalize the lease on a lease-by-lease basis. The lease payments associated with those leases which are not capitalized are recognized as an expense on a systematic basis over the lease term.

Where the lease is capitalized, the lease liability is initially recognized at the present value of the lease payments payable over the lease term, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, using a relevant incremental borrowing rate. After initial recognition, the lease liability is measured at amortized cost and interest expense is calculated using the effective interest method. Variable lease payments linked to the use of an underlying asset are excluded from the measurement of lease liabilities.

The right-of-use asset recognized when a lease is capitalized is initially measured at cost, which comprises the initial amount of the lease liability plus any lease payments made at or before the commencement date, and any initial direct costs incurred. The right-of-use asset is subsequently stated at cost less accumulated depreciation and impairment losses, if any. Right-of-use assets are subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the unexpired term of the lease. The estimated useful lives of right-of-use assets are determined on the same basis as those of property, plant and equipment.

Provisions for the costs to restore leased assets to their original condition, as required by the terms and conditions of the lease, are recognized and included in the related right-of-use asset when the obligation is incurred, either at the commencement date or as a consequence of having used the underlying asset during a particular period of the lease, at the Group’s best estimate of the expenditure that would be required to restore the assets. Estimates are regularly reviewed and adjusted as appropriate for new circumstances.

The lease liability is remeasured when there is a change in future lease payments arising from a change in an index or rate, or there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or there is a change arising from the reassessment of whether the Group will be reasonably certain to exercise a purchase, extension or termination option. When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use asset or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.

As a lessor

At the commencement date of the lease, leases in which the Group does not transfer substantially all the risks and rewards incidental to ownership of an asset are classified as operating leases. Rental income arising is accounted for on a straight-line basis over the lease terms and is included in revenue in the consolidated statement of operations and comprehensive income / (loss).

Trade payables and other payables and accruals
r.	Trade payables and other payables and accruals

Trade payables are obligations to pay for goods and/or services that have been acquired from suppliers in the ordinary course of business. Other payables and accruals primarily represent obligations to repay deposits received from customers, to pay staff costs, surtaxes and value-added tax, interest and other operating service providers.

Trade payables and other payables and accruals are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, except for balances settled in cryptocurrencies, which are subsequently measured at fair value. See Note 2(i).

Share-based payments
s.	Share-based payments

Employees (including senior executives and members of the board of directors) and certain service providers of the Group receive remuneration in the form of share-based payment transactions, whereby they render services as consideration for equity instruments (“equity-settled transactions”).

The cost of equity-settled transactions is measured by reference to the fair value at the date on which they are granted.

The cost of equity-settled transactions is recognized, together with a corresponding increase in equity, over the period in which the performance and/or service conditions are fulfilled, ending on the date on which the beneficiary becomes fully entitled to the equity-settled transactions (the “vesting date”). The cumulative expense recognized for equity-settled transactions at each reporting date until the vesting date reflects the extent to which the vesting period has expired and the Group’s best estimate of the number of equity-settled transactions that will ultimately vest which includes assumptions on the number of equity-settled transactions to be forfeited due to the grantees’ failing to fulfil the service condition, and forfeitures following the non-completion of performance conditions.

When a modification to the equity-settled instruments occurs, the Group measures the incremental fair value to the equity-settled instruments resulting from the modification as the difference between the fair value of the modified equity-settled instrument and that of the original instrument on the modification date. If a modification increases the fair value of the equity-settled instruments, the incremental fair value is recognized as an expense in addition to any amount in respect of the original instrument, and the original amount is recognized over the remainder of the original vesting period. The Group does not recognize the effect of modification which reduces the fair value of the equity-settled instrument.

Revenue recognition
t.	Revenue recognition

The Group’s revenues are derived principally from self-mining arrangements, sales of mining rigs and accessories, cloud hash rate arrangements, hosting arrangements (including general, membership and cloud hosting) and AI cloud services.

Revenue is recognized when control over goods or services is transferred to the customer, at the amount of promised consideration to which the Group is expected to be entitled. Revenue excludes value-added tax (“VAT”) or other sales taxes and is after deduction of trade discount, if any.

Revenue is recognized applying the following five steps:

i)	Identify the contract with a customer;
ii)	Identify the performance obligations in the contract;
iii)	Determine the transaction price;
iv)	Allocate the transaction price to the performance obligations in the contract; and
v)	Recognize revenue when (or as) the Group satisfies a performance obligation.

For arrangements priced at fiat currency, the Group recognizes revenue based on the contract price. For arrangement priced at cryptocurrency, the Group recognizes revenue based on the spot price of the cryptocurrency to fiat currency on the date when it is earned.

When another party is involved in providing services to a customer, the Group is the principal if it controls the specified services before those services are transferred to the customer.

The primary sources of Group’s revenues are recognized as follows:

Self-mining

The Group enters into contracts with mining pool operators to provide a service to the mining pool operators to perform hash calculations using the Group’s own mining rigs. The Group considers the mining pool operators as the customers under this type of arrangement and can decide when to start providing services. The Group’s enforceable right to consideration begins when, and continues as long as, the Group provides hash calculation services to the mining pool operators. Each party to the contract has the unilateral right to terminate the contract at any time without any compensation to the other party for such a termination. As such, the duration of a contract is less than a day and the contract continuously renews throughout the day. The implied renewal option is not a material right because there are no upfront or incremental fees in the initial contract and the terms, conditions, and compensation amount for the renewal options are at the then market rates.

In exchange for providing hash calculation service to the mining pool operators, the Group is entitled to non-cash compensation, cryptocurrency, from the mining pool operators, which is a variable consideration based on the mining pool operators’ distribution mechanisms, which can differ depending on the specific mining pools. For the periods presented, the Group primarily participated in Bitcoin mining to generate its self-mining revenues, and the payment mechanisms used by the mining pool operators were Full-Pay-Per-Share (“FPPS”), Pay-Per-Share-Plus (“PPS+”) and Transparent Index of Distinct Extended Shares (“TIDES”). The Group mainly participates in mining pools operators that use the FPPS payment mechanism.

The non-cash consideration includes block rewards and transaction fees, less mining pool fees. For FPPS and PPS+ pools, the Group is entitled to non-cash consideration even if a block is not successfully validated by the mining pool operators. For the TIDES payment mechanism, the Group’s entitlement to non-cash consideration is variable and dependent upon the successful validation of a block by the mining pool operator, and is not included in the transaction price until the uncertainty is resolved.

FPPS Mining Pools

The Group is entitled to compensation once it begins to perform hash calculations for the mining pool operator in accordance with the operator’s specifications over a 24-hour period beginning mid-night UTC and ending at 23:59:59 UTC on a daily basis. The non-cash consideration that the Group is entitled to for providing hash calculations to the mining pool operator under the FPPS payment mechanism is made up of block rewards and transaction fees less pool operator fees determined as follows:

●	The non-cash consideration referred as the block reward is based on the total blocks expected to be generated on the Bitcoin Network for the daily 24-hour period beginning midnight UTC and ending 23:59:59 UTC in accordance with the following formula: the daily hash calculations that the Group provides to the pool operator as a percent of the Bitcoin Network’s implied hash calculations as determined by the network difficulty, multiplied by the total Bitcoin Network block rewards expected to be generated for the same daily period.
●	The non-cash consideration referred as the transaction fees is based on the share of total actual fees paid by the transaction requestor to each block placed in the Bitcoin Blockchain over the daily 24-hour period beginning midnight UTC and ending 23:59:59 UTC in accordance with the following formula: total actual transaction fees generated on the Bitcoin Network during the daily 24-hour period as a percent of the total block rewards the Bitcoin Network actually generated during the same 24-hour period, multiplied by the block rewards the Group earned for the same 24-hour period.
●	The gross non-cash compensation, consisting of the block reward and transaction fees, earned by the Group is reduced by the mining pool fees charged by the operator for operating the pool based on a rate schedule per the mining pool contract. The mining pool fee is only incurred to the extent the Group performs hash calculations and generates revenue in accordance with the pool operator’s payout formula during the same daily period as discussed above.

PPS+ Mining Pool

The Group also participates in one PPS+ mining pool that provides non-cash consideration determined in a manner similar to the FPPS mining pools except the amount of transaction fees from the PPS+ mining pool operator is determined based on the share of actual transaction fees paid to the specific blocks the mining pool successfully mined in the Bitcoin Blockchain in a daily 24-hour period in accordance with the operator’s specifications. The transaction fees are determined using the following formula: the hash calculations that the Group provides to the pool operator as a percent of the total relevant hash calculations performed by the mining pool operator under PPS+, multiplied by actual transaction fees paid to the specific blocks a mining pool operator successfully mined under PPS+ in the Bitcoin Blockchain.

TIDES Mining Pool

The Group’s entitlement to non-cash consideration referred as the block rewards is determined by its proportion of hash calculation contributions to a specific window of hash calculations at the time a block is successfully validated. The pool operator defines this ‘latest number of shares’ (the window size) within its reward policy. The non-cash consideration under the TIDES payment mechanism is calculated with the following formula: the Group’s submitted share of the total shares in this window, multiplied by the block rewards and transaction fees earned on the Bitcoin Blockchain. Transaction fees are determined in a manner consistent with the PPS+ mining pool, based on the actual fees attributable to successfully validated blocks.

The above non-cash consideration is variable since the amount of block reward earned depends on the amount of hash calculations the Group performs; the amount of transaction fees depends on the total actual fees paid by the transaction requestor to each block placed in the Bitcoin Blockchain under FPPS, and the actual transaction fees paid to the specific blocks a mining pool operator successfully mined over the daily period under PPS+ and TIDES; and the operator fees for the same period are variable since it is determined based on the total block rewards and transaction fees in accordance with the pool operator’s agreement.

While the non-cash consideration is variable, the Group has the ability to estimate the variable consideration when the Group begins to provide hash calculation service with reasonable certainty without the risk of significant revenue reversal. The Group recognizes the non-cash consideration on the same day that control of the contracted service transfers to the mining pool operator and measures the non-cash consideration based on the spot rate of the underlying cryptocurrency determined using the quoted price of such cryptocurrency, as described in Note 2(i), at midnight UTC, on the date on which the Group provides the hash calculation service.

Although the non-cash consideration the mining pool operators receive from the blockchain networks includes both the block rewards and the transaction fees, the transaction price the Group receives is an aggregate amount and primarily includes the block rewards. As a result, the Group does not present disaggregated revenue information on block rewards and transaction fees.

Sale of mining rigs and accessories

The Group recognizes revenue from sale of mining rigs and accessories to customers at the point in time when control of the mining rigs is transferred to the customer, which generally occurs upon shipment of the mining rigs as defined in the revenue contract. Sale of mining rigs and accessories is the sole performance obligation in this type of arrangement. The Group accepts both cryptocurrency and fiat currency as payments for sale of mining rigs and accessories.

Cloud Hash Rate

The Group enters into Cloud Hash Rate arrangements with its customers by offering hash rate subscription plans to provide computing power in a specified quantity, measured by computing power per second, or hash rate, derived from the mining rigs held by the Group, for a specified period of time. The customer also needs to pay for electricity subscriptions, which are billed separately, to maintain the mining rigs that produce the subscribed hash rate over the contract period. The Group connects such computing power to a customer-designated mining pool under the instructions of the customer to simplify the customer’s mining experiences. As a result of directing the connection of such computing power to the mining pools, the customers are entitled to the mining rewards, which are directly transferred from mining pools to the customer-designated cryptocurrency wallets.

The Group offers a number of different hash rate subscription plans by plan duration and type of cryptocurrency to be mined. The Group offers electricity subscriptions in short durations and a customer needs to purchase electricity subscriptions multiple times to cover the duration of the hash rate subscription plan. The price of the electricity subscription is fixed at the commencement of each electricity subscription period but subject to adjustment from period to period. Both cryptocurrency and fiat currency are accepted as payments under the Cloud Hash Rate arrangements. Furthermore, the hash rate subscription plans are offered under two modes. Under the classic mode, the customer receives all of the mining rewards from the mining pool. Under the accelerator mode, the customer pays a relatively lower computing power subscription fee. In exchange, the Group is entitled to additional consideration once the customer’s cost is recovered.

The Group offers two promises under the Cloud Hash Rate arrangement. One is to provide a specified quantity of computing power during a period of time and the other is to provide maintenance services for computing power generation for a period of time. The two promises are highly interrelated and are not separately identifiable because the customers expect to receive the computing power as a combined output from the hash rate subscription plan and the electricity subscription plan. The two promises provide a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer, over a period of time. As a result, the promises are treated as a single performance obligation satisfied over time.

The transaction price of the performance obligation includes the subscription prices for the hash rate subscription plans and the electricity subscription plans. As the price for the electricity subscription plans may change each electricity subscription period, the Group allocates the variable consideration to each electricity subscription period.

The control of the computing power has been transferred to the customers simultaneously as the customers consume the benefits from the computing power. The revenue is recognized over time where the consideration related to the hash rate subscription is recognized evenly over the contract term and the electricity subscription is allocated to and recognized evenly over each electricity subscription period.

For plans under the accelerator mode, besides the aforementioned subscription prices, the transaction price also includes the additional consideration once the customer’s cost is recovered. The additional consideration, which is variable, is determined as a percentage of a customer’s mining profit derived from the subscribed computing power and constrained until the mining pool operator finishes the calculation of the mining reward related to the mining activity in a given day. The Group includes such additional consideration in the transaction price and recognizes the revenue when the Group can reasonably calculate the amount and determine it is probable a significant reversal will not occur.

General Hosting

The Group provides general hosting services, which is a combined service package including custody of the customers’ mining rigs, electricity and network maintenance and other services, that enable customers to run blockchain computing operations. The customer is only able to benefit from the hosting service as a package and the Group has a single performance obligation. The hosting service fee is charged to the customer based on the customer’s consumption of resources, such as the amount of electricity used in a period. In the arrangement with certain customers, the Group is also entitled to additional variable consideration based on the customer’s mining yield during a period. Revenue from the general hosting service is recognized across each service cycle. The Group accepts both cryptocurrency and fiat currency as payments for the hosting services.

Membership Hosting

The Group offers its large-scale miner customers membership hosting services by entering into a series of contracts, which includes a membership program agreement and a management services agreement. These contracts are signed with the same customer at or near the same time, and they are combined and accounted for as a single contract.

Pursuant to the membership program agreement, a customer subscribing the program is entitled to the program benefit of receiving maintenance services within a predetermined capacity measured by energy consumption (i.e., Kilowatts, or KW) (the “hosting capacity”). The Group provides such designated capacity in a leased mining datacenter and the program subscription period ends when the Group no longer operates the mining datacenter. In addition, the Group also agrees to provide other program benefits to the customer when such benefits are readily available to the customer during the program term, including, among other things, (i) early, priority and exclusive access to the newly available hosting capacity that is sufficient for large-scale miners, upon a new mining datacenter becomes available and (ii) more favorable pricing terms for the Group’s services, such as mining rigs management services, than the prevailing price in the local market. The Group charges an upfront fee for the program benefits subscribed.

Pursuant to the management services agreement, the Group provides management services for the customer’s mining rigs up to the capacity subscribed in the membership program agreement. In exchange for the management services fee, the Group promises to deliver a package of services to provide an infrastructure for the mining rigs, such as a premise for the custody of mining rigs, and network and utility to support the operation of the mining rigs. Unlike the general hosting service where the Group includes in its service package to host or operate the customer’s mining rigs under the customer’s instructions so that the mining rigs keep running and remain connected to the customer designated mining pools (the “mining rigs operation service”), under the management services agreement, a customer has the discretion to subscribe to the mining rigs operation service or choose to operate the mining rigs using the customer’s own personnel. The Group charges additional fee, at its stand-alone selling price, for the subscription of the Group’s mining rigs operation service. The management services fee and the mining rigs operation fee, as applicable, are charged to the customer monthly based on the customer’s consumption of resources, such as the amount of electricity used in a period.

The Group’s promise associated with the membership program agreement is to stand ready to provide services, and the Group’s promise associated with the management services agreement is to provide an infrastructure for the mining rigs through the set of services provided under the management services agreement. The two promises are not separately identifiable because the customer expects to receive mining rigs management services for the mining rigs up to the designated capacity, which is a combined output of the program benefit and management services provided by the Group as a package. The two promises provide a series of distinct services that have the same pattern of transfer to the customer over a period of time. As a result, the promises are treated as a single performance obligation satisfied over time. Revenue associated with the upfront fee for the program benefits is recognized over the program subscription period and revenue associated with the management services is recognized over each distinct service period. The promise to provide the mining rigs operation service, if subscribed to by a customer, is accounted for as a separate performance obligation and the associated revenue is recognized over each distinct service period at their respective stand-alone selling price. The Group accepts both cryptocurrency and fiat currency as payments for the membership hosting arrangements. The contract term approximates the lease term of the mining datacenter and is estimated to be 13 years. The estimated lease term is adjusted when there is an indication that the Group is reasonably certain to renew or terminate the lease.

Cloud Hosting

The Group provides its customers, through subscription of Cloud Hosting orders, one-stop mining rigs hosting solution which integrates the provision of computing power generated from specified second-hand mining rigs and the provision of maintenance service, primarily including electricity supply and daily maintenance and repair care. The Group charges the customer an upfront fixed amount at the commencement of the Cloud Hosting arrangement for the customer to secure the procurement of the computing power from the specified mining rigs, as well as the variable fees for the provision of maintenance service based on the consumption of resources such as electricity throughout the duration of the service. The Group historically only accepts cryptocurrency as payments for services under the Cloud Hosting arrangement.

The Cloud Hosting arrangements are offered under two modes. Under the classic mode, the customer receives all of the mining rewards from the mining pool. Under the accelerator mode, the customer is charged with a lower upfront amount and enjoys a quicker recovery of the costs. In exchange, the Group is entitled to additional consideration once a customer’s cost is recovered.

Two promises are offered under the Cloud Hosting arrangements. One is to provide the computing power generated from the specified mining rigs and the other is to perform maintenance services over the life of the mining rigs. The two promises are not separately identifiable because the customer expects to receive a steady operation of the mining rigs specified in the Cloud Hosting order, which is a combined output of the provision of computing power from the specified mining rigs and the provision of maintenance service of the specified mining rigs. The two promises provide a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer, over a period of time. As a result, the promises are treated as a single performance obligation satisfied over time.

The transaction price of the performance obligation includes an upfront fee paid upon placement of the Cloud Hosting order and periodical maintenance fees. The periodical maintenance fee is variable in each maintenance period based on the electricity consumption. The Group allocates the variable consideration to each distinct maintenance service period.

The revenue is recognized over time where the fixed upfront fee is recognized evenly over the contract term and the periodical maintenance fee is recognized over each respective service period. The contract term approximates to the life of the specified mining rigs and is estimated to be two years. The estimated life of these mining rigs is reviewed at least at each financial year-end and adjusted if the expectation of the realization of economic benefits from the specified mining rigs is different from the previous estimate.

For plans under the accelerator mode, besides the aforementioned fees, the transaction price also includes the additional consideration once the customer’s cost is recovered. The additional consideration, which is variable, is determined as a percentage of a customer’s mining profit derived from the computing power of the specified mining rigs and constrained until the mining pool operator finishes the calculation of the mining reward related to the mining activity in a given day. The Group includes such additional consideration in the transaction price and recognizes revenues when the Group can reasonably calculate the amount and determine it is probable a significant reversal will not occur. For all the periods presented, no revenue was generated from the additional consideration from Cloud Hosting arrangements offered under the accelerator mode.

AI cloud services

The Group offers cloud-based computing, storage, and artificial intelligence services, which allow customers to use hosted software and hardware infrastructure without taking possession of the software or hardware. The Group has a single performance obligation in offering the use of software and hardware as a bundle to the customers as both software and hardware are interdependent in the Group’s service delivery. Revenue is measured based on the transaction price, which represents the amount of consideration the Group expects to be entitled to in exchange for providing services, exclusive of discounts and, where applicable, sales taxes collected on behalf of third parties. Revenue related to subscription-based cloud services is recognized over the subscription contract period. Revenue related to on-demand cloud services based on usage is recognized as usage occurs. The Group accepts both cryptocurrency and fiat currency as payments for these services.

Details of revenues for each category are as follows:

	Years ended December 31,
In thousands of USD	2025	2024	2023
Self-mining	396,046	163,086	111,683
Sale of mining rigs and accessories	108,328	585	2
Cloud hash rate
Hash rate subscription	845	27,470	40,290
Electricity subscription	1,258	12,069	27,419
Additional consideration from Cloud Hash Rate arrangements under acceleration mode	-	229	172
General hosting	35,009	67,643	97,321
Membership hosting	61,182	63,981	79,906
Cloud hosting arrangements (1)	70	1,058	3,248
AI cloud services	6,769	3,450	1
Others (2)	10,746	10,211	8,512
Total revenues	620,253	349,782	368,554
(1)	The Group did not generate any revenue from the additional consideration from Cloud Hosting arrangements offered under accelerator mode for the years ended December 31, 2025, 2024 and 2023.
(2)	Others include revenue generated primarily from providing technical and human resources service, repairment services of hosted mining rigs, lease of investment properties, the sale of mining rigs peripherals and the sale of containerized solution product.

Revenue concentration for the years ended December 31, 2025, 2024 and 2023 is as below:

	Years ended December 31,
	2025	2024	2023
Customer A	-	*	19.05%
Customer B	16.65%	*	*
Customer C	15.81%	*	*
Customer D	12.20%	*	*
Customer E	10.28%	*	*
*	Less than 10%

Contract assets and liabilities

A contract asset is recognized when the Group recognizes revenue before being unconditionally entitled to the consideration under the payment terms set out in the contract. Contract assets are assessed for expected credit losses and are reclassified to receivables when the right to the consideration has become unconditional. As of December 31, 2025 and 2024, the Group did not have any contract assets.

A contract liability is recognized when the customer pays consideration for goods or services before the Group recognizes the related revenue. A contract liability would also be recognized if the Group has an unconditional right to receive non-refundable consideration before the Group recognizes the related revenue. In such cases, a corresponding receivable would also be recognized. As of December 31, 2025 and 2024, the Group had contract liabilities, presented as deferred revenue on the consolidated statements of financial position, of approximately US$127.6 million and US$129.2 million. Approximately US$25.8 million, US$48.6 million, and US$54.2 million, included in the deferred revenue balance at January 1, 2025, 2024 and 2023, respectively, was recognized as revenue during the years ended December 31, 2025, 2024 and 2023.

Cost of revenue
u.	Cost of revenue

Cost of revenue consists primarily of electricity expenses incurred for operating the Group’s mining rigs in its revenue-generating activities, depreciation expense from the mining rigs, datacenters hosting those mining rigs and AI cloud business related equipment, costs of mining rigs and accessories sold to customers, and compensation expenses incurred by mining datacenter personnel and AI cloud service fee.

Taxes
v.	Taxes

Income tax

Current and deferred income taxes are recognized as income or expense and included in the consolidated statements of operations and comprehensive income / (loss), except to the extent that the income tax relates to items recognized in comprehensive income / (loss) or directly in equity, in which case the relevant amounts of tax are recognized in comprehensive income / (loss) or directly in equity, respectively.

Current income tax assets and liabilities are measured at the amounts expected to be recovered or paid by using the tax rates and tax laws that have been enacted or substantively enacted at each reporting date. Management periodically evaluates positions taken in the tax reporting process with respect to situations in which applicable tax regulation is subject to interpretation. Where appropriate, management establishes provisions based on the amounts expected to be paid to the tax authorities.

Deferred tax

Deferred tax assets and liabilities arise from deductible and taxable temporary differences respectively, being the differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax assets also arise from unused tax losses and unused tax credits.

Apart from the temporary differences arising from goodwill not deductible for tax purposes, all deferred tax liabilities, and all deferred tax assets to the extent that it is probable that future taxable profits will be available against which the asset can be utilized, are recognized. Deferred tax assets and liabilities are measured using enacted or substantively enacted tax rates and tax laws at each reporting date which are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced if it is no longer probable that sufficient taxable profit will be available to compensate part or all of the benefits of deferred tax assets. Unrecognized deferred tax assets are re-assessed at each reporting date and recognized if it is probable that future taxable profits will be available for recovery. Tax deductions arising from the reversal of deferred tax assets are excluded from estimates of future taxable income.

Deferred taxes on transactions which are recognized outside profit or loss are recognized outside profit or loss. Therefore, deferred taxes on these transactions are recognized either in comprehensive income / (loss) or recognized directly in equity.

Deferred tax assets and liabilities are offset in the consolidated statements of financial position, if and only if it has a legally enforceable right to set off current tax assets and liabilities and the deferred tax assets and liabilities relate to income taxes levied by the same Tax Authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realize the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.

Uncertainty over income tax treatments

The Group determines the recognition and measurement of tax assets and liabilities that contain uncertainty over income tax by considering the assumptions used in the examination of tax treatments by the tax authorities, the probability that the tax authorities will accept uncertain tax treatment and re-consideration or estimation if there is a change in facts and circumstances.

If the acceptance of tax treatment is probable, the measurement is in line with income tax fillings. If the acceptance of tax treatment is not probable, the Group uses tax amounts using the method that provides a better prediction of resolution (i.e., most likely amount or expected value). Due to the complexity of some of these uncertainties, their ultimate resolution may result in payments that are materially different from current estimates. Any such differences will be reflected as adjustments to income tax expenses in the periods in which they are determined.

Financial instruments
w.	Financial instruments

Financial assets

The Group classifies its financial assets in the following measurement categories:

●	those to be measured subsequently at fair value (either through other comprehensive income, or through profit or loss), and
●	those to be measured at amortized cost.

The classification depends on the Group’s business model for managing the financial assets and the contractual cash flow characteristics.

Purchases and sales of financial assets are recognized on trade-date, the date on which the Group commits to purchase or sell the assets. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or the Group has transferred substantially all the risks and rewards of ownership of the assets.

At initial recognition, the Group measures a financial asset at its fair value, plus in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.

Debt instruments

Initial recognition and subsequent measurement of debt instruments depend on the Group’s business model for managing the asset and the contractual cash flow characteristics of the asset, and the Group reclassifies debt investments only when its business model for managing those assets changes. There are three categories into which the Group classifies its debt instruments:

●	Amortized cost: Financial assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are classified as and measured at amortized cost. A gain or loss on a debt investment measured at amortized cost which is not part of a hedging relationship is recognized in profit or loss when the asset is derecognized or impaired. Interest income from these financial assets is recognized using the effective interest rate method.
●	Fair value through other comprehensive income: Financial assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are classified as and measured at fair value through other comprehensive income. Movements in the carrying amount of these financial assets are taken through other comprehensive income, except for the recognition of impairment losses or reversals, interest income and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognized, the cumulative gain or loss previously recognized in other comprehensive income is reclassified from equity to profit or loss. Interest income from these financial assets is recognized using the effective interest rate method.
●	Fair value through profit or loss: Financial assets that do not meet the criteria for amortized cost or fair value through other comprehensive income are classified as and measured at fair value through profit or loss. A gain or loss on a debt investment measured at fair value through profit or loss which is not part of a hedging relationship is recognized in profit or loss for the period in which it arises.

Equity instruments

The Group subsequently measures all equity investments at fair value through profit or loss or other comprehensive income. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income. Dividends from such investments continue to be recognized in profit or loss when the Group’s right to receive payments is established.

●	Changes in the fair value of financial assets at fair value through profit or loss are recognized in profit or loss as applicable.

Financial liabilities

Financial liabilities are classified and measured at amortized cost or at fair value through profit or loss. Financial liabilities are classified as at fair value through profit or loss when the financial liability is either held for trading or is designated as at fair value through profit or loss.

Financial liabilities at fair value through profit or loss are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss.

Financial liabilities other than those held for trading purposes and designated as at fair value through profit or loss are subsequently measured at amortized cost using the effective interest method at the end of each reporting period.

Financial liabilities are derecognized when, and only when, the Group’s obligations are discharged, cancelled or expired. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit or loss.

A substantial modification of the terms of an existing financial liability or a part of it is accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The terms are substantially different if the discounted present value of the cash flows under the new terms, calculated using the original effective interest rate, is at least 10% different from the discounted present value of the remaining cash flows of the original financial liability. If the modification does not result in extinguishment, the modification gain or loss, measured to be the difference between the original gross carrying value of the financial liability and that calculated using the new contractual cash flows using the original effective interest rate is recognized immediately in profit or loss.

Financial assets and financial liabilities are offset, and the net amount is reported in the statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.

Convertible notes

The Group classifies the convertible notes it issues in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. A convertible note is accounted for as a compound financial instrument if it is a non-derivative financial instrument that contains both a liability and an equity component from the perspective of the Group. A conversion option that will be settled by the exchange of a fixed amount of cash or another financial asset for a fixed number of equity instruments issued by the Group is classified as an equity instrument. The liability component in a compound financial instrument is initially recognized at the fair value of a similar liability that does not have an equity conversion option. The equity component is initially measured as the difference between the fair value of the convertible notes as a whole and the fair value of the liability component. Any directly attributable transaction costs are allocated to the liability and equity components in proportion to their initial carrying amounts. Subsequent to initial recognition, the liability component of the convertible notes is measured at amortized cost using the effective interest method. The equity component is not remeasured.

A convertible note is accounted for as a hybrid instrument if it contains an embedded derivative and a non-derivative debt host. An embedded derivative causes some of the cash flows of the hybrid instrument vary in a way similar to a stand-alone derivative. An embedded derivative that is required to be separated from the host contract (that is, if it is not closely related to the host contract) is carried at fair value, with changes in fair value recognized through profit or loss. The host contract’s carrying value at initial recognition is the difference between the fair value of the entire instrument as a whole and the embedded derivative’s fair value. In the case where the fair value of the embedded derivative cannot be determined reliably on the basis of its terms and conditions, the fair value of the embedded derivative is measured as the difference between the fair value of the entire instrument and the fair value of the host contract. The host contract, as a financial liability, is subsequently measured at amortized cost using the effective interest method. Any directly attributable transaction costs are allocated to the host contract. The Group accounts for convertible notes that include contingent settlement features following the requirements for compound financial instruments.

Interest related to financial liability is recognized in profit or loss. Upon any conversion, exchange and redemption, the financial liability and the associated derivative liability are derecognized with a corresponding increase in equity for any shares issued and a gain or loss on extinguishment of the financial liability will be recognized, if any. Convertible notes accounted for as a compound financial instrument is classified on the statements of financial positions following the maturity of the note. Convertible notes containing conversion options accounted for as embedded derivatives are classified as current liabilities if the Group does not have the right to defer settlement for at least 12 months after the reporting date.

Derivative assets and liabilities

The Group uses derivative financial instruments, such as options and warrants, to hedge its financial risk exposures. Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

The Group has entered into the capped call instrument arrangement in connection with the issuance of its convertible notes. The capped call instrument is a derivative that provides the Group with the right, but not the obligation, to receive shares (or cash value) to economically offset potential dilution arising from the conversion of the associated convertible instruments. This capped call instrument is classified as a derivative asset which is measured at fair value at the issuance date and subsequently remeasured at each reporting date, with changes in fair value recognized in the profit or loss.

The Group also issued warrants that provide for potential adjustments to the exercise price or number of shares in response to, among other events, future equity issuances, resulting in the Group’s obligation to issue a variable number of shares in exchange for a fixed total consideration. These warrants are classified as derivative liabilities, which are measured at fair value at the issuance date and subsequently remeasured at each reporting date, with changes in fair value recognized in profit or loss.

For each reporting period, any changes in the fair value of the derivative assets and liabilities are recognized in other net gains / (losses). The Group classifies derivative assets and liabilities within Level 3 of the fair value hierarchy due to the use of unobservable inputs in the valuation process.

Credit losses and impairment of assets
x.	Credit losses and impairment of assets
(i)	Credit losses from financial instruments at amortized cost

The Group recognizes a loss allowance for expected credit losses (“ECL”) on financial assets, such as cash and cash equivalents, restricted cash, trade receivables and amounts due from related parties, which are measured at amortized cost;

Measurement of ECLs

ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all expected cash shortfalls (i.e., the difference between the cash flows due to the Group in accordance with the contract and the cash flows that the Group expects to receive). The expected cash shortfalls are discounted using the following discount rates where the effect of discounting is material:

●	fixed-rate financial assets, trade and other receivables: effective interest rate determined at initial recognition or an approximation thereof;
●	variable-rate financial assets: current effective interest rate.

The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.

In measuring ECLs, the Group takes into account reasonable and supportable information that is available without undue cost or effort. This includes information about past events, current conditions and forecasts of future economic conditions.

ECLs are measured on either of the following bases:

●	12-month ECLs: these are losses that are expected to result from possible default events within the 12 months after the reporting date; and
●	lifetime ECLs: these are losses that are expected to result from all possible default events over the expected lives of the items to which the ECL model applies.

Loss allowances for trade receivables are always measured at an amount equal to lifetime ECLs. ECL on this type of financial asset is estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors and an assessment of both the current and forecast general economic conditions at the reporting date.

For all other financial instruments, the Group recognizes a loss allowance equal to 12-month ECLs unless there has been a significant increase in the credit risk of the financial instrument since initial recognition, in which case the loss allowance is measured at an amount equal to lifetime ECLs.

Significant increases in credit risk

In assessing whether the credit risk of a financial instrument has increased significantly since initial recognition, the Group compares the risk of a default occurring on the financial instrument assessed at the reporting date with that assessed at the date of initial recognition. In making this reassessment, the Group considers that a default event occurs when the borrower is unlikely to pay its credit obligations to the Group in full and without recourse. The Group considers both quantitative and qualitative information that is reasonable and supportable, including historical experience and forward-looking information that is available without undue cost or effort.

In particular, the following information is taken into account when assessing whether credit risk has increased significantly since initial recognition:

●	failure to make payments of principal or interest on their contractually due dates;
●	an actual or expected significant deterioration in a financial instrument’s external or internal credit rating (if available);
●	an actual or expected significant deterioration in the operating results of the debtor; and
●	existing or forecast changes in the technological, market, economic or legal environment that have a significant adverse effect on the debtor’s ability to meet its obligation to the Group.

Depending on the nature of the financial instruments, the assessment of a significant increase in credit risk is performed on either an individual basis or a collective basis. When the assessment is performed on a collective basis, the financial instruments are grouped based on shared credit risk characteristics, such as past-due status and credit risk ratings.

ECLs are remeasured at each reporting date to reflect changes in the financial instrument’s credit risk since initial recognition. Any change in the ECL amount is recognized as an impairment gain or loss in profit or loss.

The Group recognizes an impairment gain or loss for all financial instruments with a corresponding adjustment to their carrying amount through a loss allowance account.

Impairment and write-off policy

At each reporting date, the Group assesses whether a financial asset is credit-impaired. A financial asset is credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred.

Evidence that a financial asset is credit-impaired includes the following observable events:

●	significant financial difficulties of the debtor;
●	a breach of contract, such as a default or delinquency in interest or principal payments;
●	is becoming probable that the borrower will enter into bankruptcy or other financial reorganization;
●	significant changes in the technological, market, economic or legal environment that have an adverse effect on the debtor; or
●	the disappearance of an active market for a security because of financial difficulties of the issuer.

The gross carrying amount of a financial asset is written off (either partially or in full) to the extent that there is no realistic prospect of recovery. This is generally the case when the Group determines that the debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off.

Subsequent recoveries of an asset that was previously written off are recognized as a reversal of impairment in profit or loss in the period in which the recovery occurs.

(ii)	Credit losses from receivables settled in cryptocurrencies

The Group recognizes an allowance for receivables settled in cryptocurrencies using the general expected credit losses model in manner a similar to the model and consideration used for assessing credit losses from financial instruments discussed above. Under this model, the Group calculates the allowance for credit losses by considering on a discounted basis, all expected shortfalls which are the difference between the quantity of cryptocurrency due to the Group in accordance with the contract and the quantity of cryptocurrency that the Group expects to receive, in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring. The allowance on the financial asset is the sum of these probability-weighted outcomes.

The Group considers both internal and external, and quantitative and qualitative factors when estimating ECL for receivables settled in cryptocurrencies such as the creditworthiness of the counterparty, the result of the historical transactions with the counterparty, the business practice of the counterparty, regulatory development relating to the industry, liquidity of the underlying cryptocurrency, and the trend of the general economy.

The Group recognizes an impairment gain or loss for expected credit losses from receivables settled in cryptocurrencies with a corresponding adjustment to their carrying amount through a loss allowance account. Subsequent recoveries of receivables settled in cryptocurrencies previously written off are recognized as a reversal of impairment in profit or loss in the period in which the recovery occurs.

No allowance, write-offs or recoveries were recognized against the receivables settled in cryptocurrencies for the years ended December 31, 2025, 2024 and 2023.

(iii)	Impairment of other assets

Internal and external sources of information are reviewed at the end of each reporting period to identify indications that the following assets may be impaired or, an impairment loss previously recognized no longer exists or may have decreased:

●	mining rigs;
●	property, plant and equipment;
●	lease right-of-use assets;
●	investment properties;
●	intangible assets and goodwill;
●	cryptocurrencies other than USDC; and
●	other non-financial assets.

If any such indication exists, the asset’s recoverable amount is estimated. In addition, for cryptocurrencies other than USDC, indefinite-lived intangible assets and goodwill, the recoverable amount is estimated at each reporting date whether or not there is any indication of impairment.

●	Calculation of recoverable amount

The recoverable amount of an asset is the greater of its fair value less costs of disposal and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Where an asset does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the smallest group of assets that generates cash inflows independently (i.e., a cash-generating unit).

The recoverable amount of cryptocurrencies other than USDC is based on the fair value less costs of disposal. The fair value of these cryptocurrencies is measured using the quoted price of these cryptocurrencies at the time the fair value is being measured.

●	Recognition of impairment losses

An impairment loss is recognized in profit or loss if the carrying amount of an asset, or the cash-generating unit to which it belongs, exceeds its recoverable amount. Impairment losses recognized in respect of cash-generating units are allocated first to reduce the carrying amount of any goodwill (if any) allocated to the cash-generating unit (or group of units) and then, to reduce the carrying amount of the other assets in the unit (or group of units) on a pro-rata basis, except that the carrying value of an asset will not be reduced below its individual fair value less costs of disposal (if measurable) or value in use (if determinable).

●	Reversals of impairment losses

An impairment loss is reversed if there has been a favorable change in the estimates used to determine the recoverable amount.

A reversal of an impairment loss is limited to the asset’s carrying amount that would have been determined had no impairment loss been recognized in prior years. Reversals of impairment losses are credited to profit or loss in the year in which the reversals are recognized.

An impairment loss recognized for goodwill is not reversed in a subsequent period.

Provisions
y.	Provisions

Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. The timing or amount of the outflow may still be uncertain. Provisions are measured using the best estimate of the expenditure required to settle the present obligation at the end of the reporting period, taking into account risks and uncertainties associated with the obligation. Provisions are discounted where the time value of money is considered material.

Segment information
z.	Segment information

Operating segments are identified on the basis of internal reports about components of the Group that are regularly reviewed by the chief operating decision maker in order to allocate resources to the segments and to assess their performances.

An operating segment is a component of an entity:

●	that engages in business activities from which it may earn revenues and incur expenses (including revenues and expenses relating to the transactions with other components of the same entity);
●	whose operating results are reviewed regularly by the entity’s chief operating decision maker to make decisions about resources to be allocated to the segments and assess its performance; and
●	for which discrete financial information is available.

The chief operating decision maker makes resource allocation decisions based on internal management functions and assesses the Group’s business performance as one integrated business instead of by separate business lines or geographical regions. Accordingly, the Group has only one operating segment and therefore, no segment information is presented.

Disaggregated revenue data by geographical region in terms of the location where services are provided or where the customers are based within the operating segment is as follows:

	Years ended December 31,
In thousands of USD	2025	2024	2023
Singapore	16,559	12,429	8,041
United States	247,825	199,654	281,781
Bhutan	202,463	75,441	33,393
Norway	99,156	62,258	45,339
Finland	26,760	-	-
Ethiopia	9,804	-	-
Others	17,686	-	-
Total	620,253	349,782	368,554

Selected assets of mining rigs, property, plant and equipment, investment properties, right-of-use assets and intangible assets by geographical region within the operating segment is as follows:

	At December 31,
In thousands of USD	2025	2024
Singapore	107,664	120,765
United States	461,027	150,352
Bhutan	444,902	133,425
Norway	165,998	97,388
Malaysia	40,182	-
Canada	29,334	-
Ethiopia	19,906	-
Others	1	2
Total	1,269,014	501,932

Earnings per share
aa.	Earnings per share

Basic earnings per share is computed by dividing the income attributable to equity shareholders of the Group by the weighted average number of ordinary shares outstanding during the period, excluding these ordinary shares that are contingently returnable.

Diluted earnings per share is computed by dividing the income attributable to equity shareholders of the Group by the weighted average number of ordinary shares outstanding during the period, after adjusting for the effects of the dilutive potential ordinary shares.

Asset acquisition
ab.	Asset acquisition

Asset acquisitions are acquisitions that do not qualify as business combinations under IFRS 3. IFRS 3 allows the use of an optional concentration test to determine if an acquisition is a business combination or an asset acquisition. Under the optional concentration test, if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets, the test is met, and the integrated asset of assets and activities acquired is not a business.

Assets acquired in an asset acquisition are initially recognized, at the date of acquisition, at cost. Costs directly attributable to the acquisition of such assets are included in the initial carrying amount.

Initial application of new or amended standards during the reporting periods
ac.	Initial application of new or amended standards during the reporting periods

As from January 1, 2025, the Group adopted the following recently issued or amended standards. These new standards are not expected to have any significant impact on the Group’s financial statements:

Standard/Interpretation	Application Date of Standard	Application Date for the Group
Amendments to IAS 21, Lack of Exchangeability	January 1, 2025	January 1, 2025

New standards and interpretations not yet adopted
ad.	New standards and interpretations not yet adopted

Up to the date of issue of these financial statements, the IASB has issued a number of amendments, which are not yet effective for the year ended December 31, 2025 and which have not been adopted in these financial statements.

Standard/Interpretation	Application Date for the Group
Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments	January 1, 2026
Amendments to IFRS 1, IFRS 7, IFRS 9, IFRS 10 and IAS 7, Annual improvements to IFRS Accounting Standards Volume 11	January 1, 2026
Amendments to IFRS 9 and IFRS 7, Contracts referencing Nature-dependent Electricity	January 1, 2026
IFRS 18 Presentation and Disclosure in Financial Statements	January 1, 2027
IFRS 19 Subsidiaries without Public Accountability: Disclosures	January 1, 2027
Amendments to IAS 21, Translation to a Hyperinflationary Presentation Currency	January 1, 2027

The Group is in the process of making an assessment of what the impact of these new and amended standards and interpretations would be in the period of initial application. The Group has concluded that the adoption of these standards and interpretations is unlikely to have a significant impact on the Group’s operating results and financial position but will have disclosure impacts.